                                                                    Exhibit 10.2

                   FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

     THIS FIRST AMENDMENT,  dated as of May 12, 2006 to Asset Purchase Agreement
(the "AGREEMENT") dated as of January 27, 2006 by and among GLOBALOPTIONS GROUP,
INC., a Nevada corporation  ("BUYER") and SAFIR ROSETTI, LLC, a Delaware limited liability company ("SELLER).

     For good and valuable  consideration,  the  sufficiency  of which is hereby acknowledged, the parties hereby agree as follows:

     1.   Section  1.3 of the  Agreement  is  hereby  amended  and  restated  as follows:

     PURCHASE PRICE.  The  consideration  for the Assets (the "PURCHASE  PRICE")
will be Thirteen Million and No/100 Dollars  ($13,000,000)  wherein the Purchase
Price shall include:  (i) promissory  note in the amount of One Million  Dollars
($1,000,000)  ("Promissory  Note ");  (ii)  convertible  promissory  note in the amount of Six Million  Dollars  ($6,000,000)  (in the form of EXHIBIT 1.3(b) the
"Convertible  Note")  (the  Promissory  Note  and  the  Convertible  Note  shall represent  the "Cash  Portion");  and (iii)  Buyer's  stock in the amount of Six
Million  Dollars  ($6,000,000)  ("Stock  Portion"),  and the  assumption  of the
Assumed Liabilities (as defined in Section 1.4 below).

In  accordance  with SECTION  1.7(b),  at the Closing and the  prescribed  dates thereafter,  the  Purchase  Price  shall be  delivered  by Buyer to  Seller,  as follows:  (A) the  Convertible  Note in the  amount of Six  Million  and  No/100
Dollars  ($6,000,000)  );  (B)  One  Million  and  No/100  Dollars  ($1,000,000)
Promissory  Note (in the form of EXHIBIT  1.3 (a)) at Closing to the Law Offices of Morton S.  Taubman,  as escrow  agent (the "ESCROW  AGENT")  under the Escrow
Agreement  (as defined in SECTION  1.7(a)  below);  (C) at Closing to the Escrow
Agent an amount equal to One Million  Dollars  ($1,000,000) of the Stock Portion
of the  Purchase  Price;  (D) at January 15, 2007 an amount equal to Two Million
Dollars  ($2,000,000)  of the  Stock  Portion  of the  Purchase  Price  shall be delivered  to the  Seller;  and  (E) an  amount  equal  to One  Million  Dollars
($1,000,000)  of the Stock  Portion of the Purchase  price shall be delivered to the Seller one year from the date of the Closing Date,  and the same amount each year  thereafter  for the remaining two years,  subject to the Escrow  Agreement adjustments, if any.

The Stock  Portion  shall be paid in shares of common stock of Buyer  ("Stock"), which  number of shares  shall  equal to the  number  of shares  resulting  from
$6,000,000  divided by the lower of either (i) the last per share price at which the equity  capital was raised  prior to the Closing Date by the Buyer (and such per share price  calculation  shall  exclude any warrants  and/or stock  options associated  with such equity  capital  raise) or (ii) average per share price of the closing prices of the sales of Common Stock on all  securities  exchanges on which Common Stock may at the time be listed, or, if there have been no sales on any such  exchange on any day,  the average of the highest bid and lowest  asked prices on all such  exchanges  at the end of such day,  or, if on any day Common
Stock are not so listed,  the average of the representative bid and asked prices quoted in the NASDAQ  System as of 4:00 P.M.,  New York time,  or, if on any day

Common Stock are not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic  over-the-counter  market as reported by the National Quotation Bureau Incorporated, or any similar successor organization,  in each such case averaged over a period of 30 days consisting of the day as of which the Fair Market Value of a Share is being determined and the
29 consecutive trading days prior to such day.

     2.   Section 1.6 of the Agreement is hereby amended and restated as follows:

          The  consummation  of the  purchase  and  sale  provided  for in  this
Agreement  (the  "Closing")  will take place at the Buyer's  offices at New York
City,  at 10:00 a.m.  (local  time) on the  earlier  of: (i) the final  Seller's audited  financial  statements being accepted by the Buyer; or (ii) May 12, 2006
(the "Closing Date").  The Seller shall make every commercial effort possible to work with the Buyer and its  professionals  to  conform  its  audited  financial statements in a format  necessary and acceptable to be included with the Buyer's financial statements in its filings with the Securities and Exchange Commission.

     3.   Section  1.7(b)(i) of the  Agreement is hereby  amended and restated as follows:

          A  Convertible  Note in the amount of Six Million  and No/100  Dollars
($6,000,000) must be delivered by the Buyer to the Seller.

     4.   Section 9.3 of the Agreement is hereby amended and restated as follows:

               UNWINDING.  In the  event  the  Buyer  fails  to pay in full  the principal and any accrued  interest owing on the  Convertible  Note on or before the Maturity Date or the Extended  Maturity Date, as the case may be (as defined in  Convertible  Note) the  Seller  shall  have an option to elect to unwind the anticipated  transaction  contemplated under this Agreement,  wherein the Seller shall seek the return of all Assets and  Assumed  Liabilities  purchased  by the
Buyer herein, and said Assets and Assumed Liabilities shall be unencumbered when returned  to the  Seller by the Buyer (the  "Unwinding").  For  purposes  of the
Unwinding, Assumed Liabilities shall not include the Seller's Note. In the event that Seller gives notice to Buyer of an Unwinding, Buyer shall return all Assets and Assumed  Liabilities  to Seller as soon as possible  and in no event  longer than ten (10)  business  days after such  notice.  In  returning  all Assets and
Assumed Liabilities,  the Seller shall simultaneously with the receipt of all of the Assets and Assumed  Liabilities return all monies and Stock received as part of the  Purchase  Price to the Buyer,  except the  payment  made by the Buyer to discharge  the Seller's  Note and, for  purposes of clarity,  all interest  paid under the  Convertible  Note.  In the event of  Buyer's  election  to unwind the anticipated  transaction  contemplated  under  this  Agreement,  all  individual
Employment  Agreements  between Buyer and Howard  Safir,  Joseph  Rosetti,  Adam
Safir, Richard Rosetti and all those additional employment agreements novated or otherwise  transferred  from  Seller  to  Buyer  per  the  Agreement,  shall  be automatically assigned or otherwise transferred to Seller.

     5. Exhibits and Annex shall be amended by adding the following Exhibit

          EXHIBIT 1.3(b)     Form of Convertible Note

     6. Exhibits and Annex shall be amended by eliminating the following Exhibit

          Exhibit 1.3 (a)    Form of Purchase Price Adjustment

     7. In all other respects, the Agreement remains according to its terms.

                         SIGNATURES ON FOLLOWING PAGE

     IN WITNESS  WHEREOF,  the parties  have  executed  this  Amendment to Asset
Purchase Agreement as of the date first written above.

                                     BUYER:

                                     GLOBALOPTIONS GROUP, INC.

                                     By: /s/ Harvey W. Schiller
                                         ---------------------------------------
                                     Name: Harvey W. Schiller
                                           -------------------------------------
                                     Its: Chairman and CEO
                                          --------------------------------------

                                     SELLER:

                                     SAFIR ROSETTI, LLC

                                     By: /s/ Howard Safir
                                        ----------------------------------------
                                           Howard Safir, Managing Member

                                     By: /s/ Joseph Rosetti
                                        ----------------------------------------
                                           Joseph Rosetti, Managing Member